THE SWISS
                                            A Swiss       ---------
                                          Investments     HELVETIA
                                             Fund         --------
                                                          FUND, INC
                                                          ---------
THE SWISS HELVETIA FUND, INC.
EXECUTIVE OFFICES
THE SWISS HELVETIA FUND, INC.
630 FIFTH AVENUE
SUITE 915                                         ANNUAL REPORT
NEW YORK, NEW YORK 10111-0001                     FOR THE YEAR ENDED
1-888-SWISS-00                                    DECEMBER 31, 1998
(212) 332-2760
http://www.swz.com
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                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Paul Hottinguer
Chairman and
Chief Executive Officer
Eric R. Gabus
Vice Chairman
(Non officer)
Alexandre de Takacsy
Director
Claude Frey
Director
Jean-Louis Gillieron
Director
Baron Hottinger
Director
Claude Mosseri-Marlio
Director
Stephen K. West, Esq.
Director
Samuel B. Witt III, Esq.
Director
Rodolphe Hottinger
President and
Chief Operating Officer
Rudolf Millisits
Vice President
Edward J. Veilleux
Vice President and Treasurer
Scott J. Liotta
Vice President
Paul R. Brenner, Esq.
Secretary
Joseph A. Finelli
Assistant Treasurer

INVESTMENT ADVISOR
Hottinger Capital Corp.
630 Fifth Avenue
Suite 915
New York, New York 10111-0001
(212) 332-7930

ADMINISTRATOR
Investment Company Capital Corp.

CUSTODIAN
PFPC Trust Company

TRANSFER AGENT
PFPC,Inc.
(800) 852-4750

LEGAL COUNSEL
Paul R. Brenner, Esq.
and
Christy & Viener

INDEPENDENT AUDITORS
Deloitte & Touche LLP

For Dividend Reinvestment Information, see page 21.

The Investment Advisor


The Fund is managed by Hottinger Capital Corp., which is 100% owned by the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer which was formed in Paris in 1786, and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in New York, Zurich, Luxembourg, Geneva and the Bahamas.

EXECUTIVE OFFICES
The Swiss Helvetia Fund, Inc.
630 Fifth Avenue
Suite 915
New York, New York 10111-0001
1-888-SWISS-00 (1-888-794-7700)
(212) 332-2760

FOR INQUIRIES AND REPORTS:
1-888-SWISS-00 (1-888-794-7700)
Fax (212)332-7931

WEBSITE ADDRESS
http://www.swz.com

The Fund

The Swiss Helvetia Fund, Inc. is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund, listed on the New York Stock Exchange under the symbol "SWZ," is managed by Hottinger Capital Corp.

Net Asset Value is calculated daily by 6:00 P.M. (Eastern Standard Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Weekly Net Asset Value is also published in BARRON'S, the Monday edition of THE WALL STREET JOURNAL and the Sunday edition of THE NEW YORK TIMES.

                                       1
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                         THE SWISS HELVETIA FUND, INC.
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Letter to Stockholders

Year in Review

PERFORMANCE RESULTS
     The financial year 1998 saw tremendous volatility in equity markets around the world as a result of imbalances in a global financial system that is becoming more and more integrated. The adjustment of commodity, currency, debt and equity prices to reflect the new reality of the global economy was abrupt. However the high level of liquidity in western markets cushioned the shock.

     The 1998 performance of the European stock markets was very good overall with appreciation ranging from 15% to 50% for the year in U.S. dollar terms. The core of new Euroland (Germany, France and the Netherlands) returned about half that of the periphery markets (Spain and Italy). Those countries benefited from lower real interest rates which stimulated economic growth and the equity markets. The non-Euro countries of Switzerland and the United Kingdom, registered lower performance. Two factors weighed on the performance of the Swiss market: the absence of the immediate positive impact of the Euro convergence and the relatively high international exposure of Swiss companies. The Swiss Performance Index still managed to return 21.98% in U.S. dollar terms and 15.31% in Swiss franc terms. Currencies in Europe were quite stable against each other but appreciated against the U.S. dollar.

     The Fund's results were in line with the Swiss market with an increase of 21.37% in its Net Asset Value in U.S. dollar terms and 15.57% in Swiss franc terms. The total annual return for stockholders based on the market price of the Fund shares was 22.29%.


--------------------------------------------------------------------------------
Total Return Performance Based on Net Asset Value Per Share*
For the periods ended 12/31/98
--------------------------------------------------------------------------------
In U.S. dollars
--------------------------------------------------------------------------------
                            1 YEAR  3 YEARS** 5 YEARS**
--------------------------------------------------------------------------------
  The Swiss Helvetia Fund   21.37%   21.18%    20.48%
--------------------------------------------------------------------------------
  S&P 500 Index             28.72%   28.28%    24.09%
--------------------------------------------------------------------------------
  EAFE Index                20.00%    9.00%     9.19%
--------------------------------------------------------------------------------
  Lipper European Fund
     Average                22.57%   20.48%    16.05%
--------------------------------------------------------------------------------
* These figures assume the reinvestment of dividends and capital gains distributions. The Standard & Poor's 500 Index is an unmanaged index that is widely recognized as an indicator of general U.S. equity market performance. The Morgan Stanley Europe, Australia and Far East (EAFE) Index is an unmanaged index that is widely recognized as an indicator of general international equity performance. The Lipper European Fund Average is an index of approximately 80 managed funds that invest in equity securities in European markets. Past performance is not an indicator of future results.
** Average annual returns.

GLOBAL ECONOMY
     1998 was characterized by a major financial crisis largely caused by overinvestments in complex financial instruments and in emerging economies with inefficient financial systems and by the indecisiveness of the Japanese Government to repair its banking system. The spread of the crisis into more mature markets was amplified when leveraged hedge funds had to unwind huge financial positions at substantial losses. The consequence of this crisis was a lower than expected global economic growth rate. However, thanks to the coordinated moves of the western central banks in lowering interest rates, the effect of the spread of the crisis into the western banking system was reduced. Ample
                                       2
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                         THE SWISS HELVETIA FUND, INC.
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liquidity combined with signs of reacceleration of economic growth in the
U.S. provided sufficient support for western stock markets which reestablished investor confidence.

     The deflation of prices due to production overcapacities and weakened global demand has been a threat to all stock markets. However, deflationary pressures have generally been contained to mainly the manufacturing sector of the western economies, spurring mergers and acquisitions activity which, in turn, gave some support to the stock prices of the companies involved.


SWISS ECONOMY
     The domestic outlook of the western economies has improved despite the shadows of the Asian crisis. In Switzerland, the unemployment rate fell from 5.0% to 3.4% during 1998. Subsequently, consumer confidence increased. Private consumption rose by approximately 1.8% (after smaller increases of 0.4% in 1996 and 1.2% in 1997). Consumer spending was financed by stronger primary income (which rose 2% year-over-year) and a lower savings rate of 8.1% of disposable income compared to 8.3% in 1997 and 8.8% in 1996 (8.1% is still high by international standards). Inflation was non-existent with a 0.1% increase for the year. The Gross National Product, however, was adversely affected by a slowdown of exports in the latter part of the year, although exports are expected to be close to 30% higher year-over-year

--------------------------------------------------------------------------------
Performance of The Swiss Helvetia Fund* vs. SPI Index
From inception (August 27, 1987) through December 31, 1998
--------------------------------------------------------------------------------
In Swiss francs
--------------------------------------------------------------------------------

  [GRAPH CHART]

Chart Plot Points


8/87     0        0                 The Fund plus 306.3%
12/87    -23.68   -31.73            SPI Index plus 299.0%
12/88    -18.07   -16.37
12/89    1.56     0.97
12/90    -13.23   -19.41
12/91    -0.99    -6.58
12/92    16.7     9.9
12/93    75.05    65.73
12/94    59.59    53.11
12/95    91.52    88.41
12/96    127.24   122.88
12/97    252.17   245.89
12/98    306.33   299.03


* Gross of Fund expenses. The Fund's performance is calculated using the Modified Dietz method.

CORPORATE ACTIVITY
     Corporate activity in 1998 did not calm down and Swiss financial companies continued to be among the consolidators of the industry. Zurich Group has agreed to merge with BAT Financial Services. Swiss Re bought Life Re of the U.S. for $1.8 billion, expanding its exposure to health and life reinsurance in a market that grows rapidly in the United States, and also acquired Fox Pitt Kelton, a well-known brokerage company in the United Kingdom.

     Holderbank took advantage of the low priced assets in emerging markets and continued its strategy of expansion--mainly in SouthEast Asia and South America where demographics suggest strong growth in the long term. Union Bank of Switzerland and Swiss Bank Corporation obtained regulatory approval for their merger and Roche's acquisition of Corange received governmental acceptance as well.

     Swiss assets also attracted foreign attention. Cross border mergers and acquisitions
                                       3
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                         THE SWISS HELVETIA FUND, INC.
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activity was not affected by the fact that Switzerland is not part of the
European Monetary Union. Danzas, a large freight forwarding group is in the process of being taken over by the German Bundespost. In addition, Algroup, the Swiss packaging and aluminum processing company and Viag of Germany are merging in a stock swap valued at $8.7 billion.

Swiss Market
     The strongest sectors of the Swiss stock market have been the ones with primary exposure to the domestic economy (retailers, building industries and services companies) and the large insurance companies. The high quality of the balance sheets of the latter kept them relatively immune from the Asian and Russian crisis. These two sectors clearly outperformed the Swiss Performance Index by a large margin. The greatest out performance however was the food sector (+37%), due to the performance of Nestle, which comprises 94% of the sector. The new focus of Nestle's management is on asset profitability and reorganization of some brands have been rewarded by a higher market valuation. However it remains questionable if this can continue into 1999.

     The healthcare sector experienced a year of transition but has shown its quality as a defensive investment, especially during the market turbulence of the fall of 1998. On the other hand, the manufacturing sector has been suffering from the collapse of demand from Asia and increased price competition. Its return was a meager 1.8%. The large banks also underperformed due to losses from their investments in hedge funds and emerging markets.

--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------
                       1998   1997  1996   1995  1994
--------------------------------------------------------------------------------
  NET ASSETS
--------------------------------------------------------------------------------
     (in Million SFr) 645.5  593.1  396.1 347.2 238.1
--------------------------------------------------------------------------------
     (in Million $)   469.9  406.0  296.0 301.2 181.8
  OUTSTANDING SHARES
     (000)           24,642 24,642 24,52424,52418,374
--------------------------------------------------------------------------------
  NET ASSET VALUE1
     PER SHARE ($)    19.07  16.48  12.07 12.28  9.90
--------------------------------------------------------------------------------
  DIVIDEND PER SHARE ($)11.01 0.43   0.38  0.33  0.63
--------------------------------------------------------------------------------
1 Per share amounts for the years ended December 31, 1994 through December 31, 1997 have been restated to reflect 2:1 a stock split effective October 16, 1998.

OUTLOOK

  GLOBAL ECONOMY
     The global situation will very much depend on how the Japanese economy finds its way out of the current recession. A sign of a better environment might be an appreciation of the Japanese Yen combined with an increase in interest rates, reflecting the fact that public debt is growing due to higher government spending--which should stimulate economic activity--and due to the restructuring of the banking system. Another uncertainty is the potential effect of the sharp economic slowdown in South America due to the very high interest rates in Brazil.
                                       4
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                         THE SWISS HELVETIA FUND, INC.
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EUROLAND ECONOMY
     The new European currency is expected to show a mixed picture.

The Weaknesses are:
     o Slow economic growth due to high unemployment and weakening international demand
     o A deflationary "model" with restrictive budget policy (Maastricht) and ECB monetarist bias at the expense of growth
     o Differing economic cycles of the members that can no longer be cushioned by currency depreciation
     o Current account deterioration due to slower export growth and an increase of imported goods

The Strengths are:

     o New political leadership (Germany and France) that is more oriented toward economic growth
     o Political stability due to forced coordination
     o Emergence of the Euro as a major reserve currency
     o The possibility of continued healthy economic growth due to Euroland's reduced dependence on exports resulting from its progressive integration thus creating a huge domestic market.

--------------------------------------------------------------------------------
THE SWISS HELVETIA FUND--PORTFOLIO HOLDINGS PER INDUSTRY
AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------

[PIE CHART]

 Life Sciences        21.8%
 Insurance            16.2
 Pharmaceuticals      15.4
 Banks                14.6
 Food & Luxury Goods  13.3
 Misc. Services        3.5
 Cash and Equiv.       3.4
 Chemicals             2.4
 Misc. Industries      1.9
 Building Contractors
   & Materials         1.8
 Machinery             1.8
 Electrical Engineering
   and Electronics     1.5
 Retailers             1.2
 Telecommunications    0.8
 Bonds                 0.3
 Transport             0.1

SWISS ECONOMY

     The purchasing power of private households in 1999 will be somewhat reduced by a 1% increase in the value added tax and higher tobacco duties. However wage growth, which was very slow during most of the 90's, should continue on its recent uptrend.

     Exports might rebound if economic growth in Europe reaccelerates (led by U.S. economic strength) and Asian demand resumes. On the one hand, government spending should remain restrained and construction activity should remain subdued. On the other hand, consumption is expected to continue its improvement as consumer confidence remains healthy.

                                        5
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                         THE SWISS HELVETIA FUND, INC.
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     GDP is estimated to grow by 1.3% in 1999 assuming there are no major changes in our currency assumptions which call for a stable Swiss franc versus the Euro and the U.S. dollar.

IMPACT OF THE EURO ON STOCK MARKETS
Bigger and more efficient capital markets will encourage increases in corporate bond issuance and more initial public offerings. Pressure to increase shareholder value continues to occur in that context. Management also expects higher trading activity in European blue chips, including Swiss blue chips, which are part of the major European stock indices due to the change from country based asset allocation to more global sector based allocation.

Companies in peripheral countries might continue to benefit from historically low interest rates which could support higher domestic growth compared to the rest of Europe.

An equity culture similar to the one in the United States is likely to emerge in the long run as higher returns on equities will be favored. Another effect would be an acceleration of the pension system reform.

                                    [CHART]
--------------------------------------------------------------------------------
The Swiss Helvetia Fund--Ten Largest Holdings (in U.S. dollars)
As of December 31, 1998
--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                        COST         MARKET VALUE    NET ASSETS
--------------------------------------------------------------------------------

  1.  Novartis Ltd.                $ 30,098,514      $102,205,722        21.8%
  2.  Roche Holding AG               15,895,280        68,933,537        14.7
  3.  Nestle AG                      17,790,018        59,856,592        12.7
  4.  Swiss Reinsurance
        Company                       7,875,841        36,495,596         7.8
  5.  Zurich Allied Ltd.              9,018,315        35,165,975         7.5
  6.  UBS AG                         11,893,567        32,282,063         6.9
  7.  Credit Suisse Group            12,261,783        24,259,300         5.2
  8.  Holderbank Financiere           6,053,338         8,285,652         1.8
        Glarus AG
  9.  Adecco SA                       5,527,562         7,302,905         1.6
 10.  Clariant AG                     2,813,989         5,140,860         1.1
-------------------------------------------------------------------------------
      Total                        $119,228,207      $379,928,202        81.1%
-------------------------------------------------------------------------------

SWISS STOCK MARKET

     The health care industry is poised for an acceleration of sales and earnings growth after the recent transition period.

     The large insurance companies (Zurich, Swiss Re) are benefitting from the fact that the already high level of reserves in their balance sheets are improved further by the current context of low inflation. This should absorb premium income volatility. Consolidation within the European industry is also a positive development for these companies.

     Banks will be able to improve progressively their balance sheets (through securitization of debt) and their revenue mix. However they remain exposed to international financial crises and margin pressure due to tougher competition in underwriting European securities.

     The services and retailing sectors are expected to continue to do well due to a favorable consumer environment.

     Overall interest rates might have reached their cyclical lows but they can occasionally benefit from turmoil in the international financial system.

                                       6
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                         THE SWISS HELVETIA FUND, INC.
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     Management expects positive developments in the corporate environment such as smaller boards of directors that will, in general, become more company focussed and a continuation of consolidations followed by a round of divestitures of non-strategic assets.

     Thank you for your continued interest in the Fund.

Sincerely,

/s/ Paul Hottinguer
Paul Hottinguer
CHAIRMAN AND CHIEF EXECUTIVE OFFICER


/s/Rodolphe Hottinger
Rodolphe Hottinger

PRESIDENT AND CHIEF OPERATING OFFICER





February 2, 1999


--------------------------------------------------------------------------------
THE SWISS HELVETIA FUND--
TEN ISSUES HAVING GREATEST APPRECIATION IN 19981
--------------------------------------------------------------------------------

                                       Market Price  Market Price
                                         per share     per share
                                         in U.S.$      in U.S.$            %
                                          as of         as of       Appreciation
                                         12/31/97      12/31/98        1997-98
--------------------------------------------------------------------------------

 1.  Bank Sarasin & Cie (R)                 $753        $1,776          135.86%
 2.  Baer Holdings Ltd. (B)                1,855         3,323           79.14
 3.  Adecco SA (B)                           290           456           57.24
 4.  Schindler Holding AG (P)              1,074         1,602           49.16
 5.  Nestle AG (R)                         1,499         2,177           45.23
 6.  Holderbank Financiere
       Glarus AG (B)                         816         1,184           45.10
 7.  Rieter Holding AG (R)                   427           611           43.09
 8.  Komax Holding AG (R)                    356           502           41.01
 9.  PubliGroupe Ltd. (P)                    218           306           40.37
10.  Swiss Reinsurance
       Company (R)                         1,870         2,607           39.41

1 Among issues held for the full year.
  (B)=Bearer Shares
  (R)=Registered Shares
  (P)=Participation Certificates
                                       7
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                         THE SWISS HELVETIA FUND, INC.
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REVIEW OF OPERATIONS

Trading activity in 1998 involved changes in the following positions:

NEW INVESTMENTS BY THE FUND
--------------------------------------------------------------------------------

Bon Appetit Holding
Saia-Burgess
Straumann Holding AG
Swisscom AG
Swisslog Holding AG
Usego-Hofer Curti AG
Valiant Holding

ADDITIONS TO EXISTING INVESTMENTS
--------------------------------------------------------------------------------

Adecco
Ares Serona SA
Baer Holdings Ltd.
Clariant AG
Georg Fischer AG
Gretag-Macbeth Holding AG
Huber & Suhner AG
Komax Holding AG
Phoenix Mecano AG
Publigroupe Ltd.
Schindler Holding AG
Valora Holding SA


SECURITIES DISPOSED OF
--------------------------------------------------------------------------------
AFG Arbonia-Forster Holding
Agie Charmilles Holding AG
Bossard Holding AG
Christ AG
Disetronic Holding AG
Forbo Holdings Ltd.
Helvetia Patria-Holding
IndustrieHolding Cham AG
Interroll Holding AG
Kardex AG
Keramik Holding AG Laufen
Kuehne & Nagel International
Oerlikon-Buehrle Holding
Prodega AG
Sarna Polymer Holding Inc.
Siegfried AG
Societe Generale de Surveillance
Sulzer
Sulzer Medica
Swiss Corporation for Micro-Electronics and
  Watchmaking Industries (SMH)
Zellweger Luwa AG

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                         THE SWISS HELVETIA FUND, INC.
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Statement of Net Assets                                        December 31, 1998

                                                                         Percent
No. of                                                       Value        of Net
Shares         Security                                    (Note A)       Assets
--------------------------------------------------------------------------------

        COMMON STOCKS - 96.3%

        BANKS - 14.6%

 1,500  BAER HOLDINGS LTD.
        Bearer Shares                                      $ 4,984,713      1.1%
        Banking group specializing in asset
        management, investment consulting
        and securities trading.
        (cost $2,000,497)
 2,200  BANK SARASIN &CIE
        Registered Shares                                    3,907,694      0.8
        A bank specializing in investment advisor
        services and portfolio management
        for private and institutional
        customers in Europe.
        (cost $1,841,385)
155,000 CREDIT SUISSE GROUP*
        Registered Shares                                   24,259,300      5.2
        A global financial services institution
        whose main holding is Credit Suisse.
        (cost $12,261,783)
        UBS AG
60,000  Warrants Expiring 6/30/00**                            965,276      0.2
        (cost $605,422)
105,085 Registered Shares*                                  32,282,063      6.9
        Product of the merger of Basel-
        based Swiss Bank Corp. and Zurich-
        based Union Bank of Switzerland.
        Operates globally with five core
        business units: Private Banking,
        Institutional Asset Management,
        Investment Banking, Private and
        Corporate Customers, and Private Equity.
        (cost $11,893,567)
 4,000  VALIANT HOLDING
        Registered Shares                                    1,988,789      0.4
        The largest regional bank of
        Switzerland with activities focused
        on mortgage loans and commercial
        business with small and mid-sized
        companies.
        (cost $1,916,008)
                                                           -----------     ----
                                                            68,387,835     14.6


                                                                         Percent
No. of                                                       Value        of Net
Shares         Security                                    (Note A)       Assets
--------------------------------------------------------------------------------

        BUILDING CONTRACTORS & MATERIALS - 1.8%

 7,000  HOLDERBANK FINANCIERE GLARUS AG*
        Bearer Shares                                      $ 8,285,652      1.8%
        Large cement producer with worldwide
        operations.
        (cost $6,053,338)
                                                           -----------     ----
                                                             8,285,652      1.8

        CHEMICALS - 2.4%

20,000  CIBA SPECIALTY CHEMICALS AG
        Registered Shares                                    1,674,310      0.4
        A spin-off from Novartis in February
        1997. Develops, manufactures and markets specialty chemical products worldwide. These products include additives, performance polymers, textile dyes, consumer care chemicals and pigments.
        (cost $135,805)

11,000  CLARIANT AG*
        Registered Shares                                    5,140,860      1.1
        Specializes in color chemistry and
        manufactures a range of dyestuffs,
        pigments, chemicals, additives and
        masterbatches for the textile, paper,
        leather, plastics, synthetic fibers and
        paint industries.
        (cost $2,813,989)
   200  EMS CHEMIE HOLDING AG
        BEARER SHARES**                                       1,186,576     0.2
        Produces polymers and manufactures
        high-grade chemical intermediates
        and fine chemicals.
        (cost $766,308)
   600  GURIT-HEBERLEIN AG
        Bearer Shares                                        1,485,040      0.3
        European market leader for wind
        screen bonding systems, ski based
        and optically pure thermoplastic
        sheeting for the auto industry.
        (cost $1,328,554)

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                         THE SWISS HELVETIA FUND, INC.
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Statement of Net Assets (continued)                            December 31, 1998

                                                                         Percent
No. of                                                       Value        of Net
Shares         Security                                    (Note A)       Assets
--------------------------------------------------------------------------------

        COMMON STOCKS - (CONTINUED)

        CHEMICALS - (CONTINUED)

 6,500  SIKA FINANZ AG
        Bearer Shares                                      $ 1,949,479      0.4%
        Leading producer of construction
        chemicals.
        (cost $1,746,643)
                                                           -----------     ----
                                                            11,436,265      2.4

        ELECTRICAL ENGINEERING & ELECTRONICS - 1.5%

 4,000  ABB ASEA BROWN BOVERI LTD.
        Bearer Shares                                        4,688,069      1.0
        One of the largest electrical engineering
        firms in the world.
        (cost $4,021,524)
 2,000  BELIMO AUTOMATION AG
        Registered Shares                                      669,724      0.1
        World market leader in damper and
        volume control actuators for ventilation
        and air conditioning equipment.
        (cost $433,378)
 3,150  SAIA-BURGESS
        Registered Shares**                                    779,646      0.2
        Develops and produces switches, motors,
        and programmable control devices.
        Products are mainly used in the auto-
        mobile, heating & air conditioning
        and telecommunications industries.
        (cost $781,632)
10,000  SWISSLOG HOLDING AG
        Registered Shares                                      946,349      0.2
        Provides turnkey delivery of automated
        material handling systems, storage, order picking and transport systems.
        Delivers its systems to production,
        distribution and service companies
        throughout Europe.
        (cost $824,146)


                                                           -----------     ----
                                                             7,083,788      1.5


                                                                         Percent
No. of                                                       Value        of Net
Shares         Security                                    (Note A)       Assets
--------------------------------------------------------------------------------

        FOOD & LUXURY GOODS - 13.3%

 2,000  HERO AG
        Bearer Shares                                      $ 1,368,567      0.3%
        Leading Swiss manufacturer of branded
        Jams and Preservatives.
        (cost $1,058,807)
    50  LINDT & SPRUENGLI AG
        Registered Shares                                    1,310,330      0.3
        Major manufacturer of premium
        Swiss chocolates.
        (cost $922,328)
27,500  NESTLE AG*
        Registered Shares                                   59,856,592     12.7
        Largest food and beverage processing
        company in the world.
        (cost $17,790,018)
                                                           -----------     ----
                                                            62,535,489     13.3


        INSURANCE - 16.2%

 4,200  BALOISE-HOLDING
        Registered Shares                                    4,356,846      0.9
        Medium-sized insurer active in all
        sectors of insurance.
        (cost $1,310,220)
14,000  SCHWEIZERISCHE RUCKVERSICHERUNGS-
        GESELLSCHAFT*
        (SWISS REINSURANCE COMPANY)
        Registered Shares                                   36,495,596      7.8
        Second largest reinsurance company
        in the world.
        (cost $7,875,841)
47,500  ZURICH ALLIED LTD.*
        Registered Shares                                   35,165,975      7.5
        A large worldwide insurance operator.
        (cost $9,018,315)
                                                           -----------     ----
                                                            76,018,417     16.2

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                         THE SWISS HELVETIA FUND, INC.
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Statement of Net Assets  (continued)                           December 31, 1998

                                                                         Percent
No. of                                                       Value        of Net
Shares         Security                                    (Note A)       Assets
--------------------------------------------------------------------------------


        COMMON STOCKS AND WARRANTS - (CONTINUED)

        LIFE SCIENCES - 21.8%

52,000  NOVARTIS LTD.*
        Registered Shares                                 $102,205,722     21.8%
        Life science group created by the
        consolidation of Sandoz and
        Ciba-Geigy. Manufactures health care
        products for use in a broad range of
        medical fields, as well as agricultural
        products. The second largest
        pharmaceutical entity in the world.
        (cost $30,098,514)

                                                           -----------     ----
                                                           102,205,722     21.8

        MACHINERY - 1.8%

 1,200  BUCHER HOLDING LTD.
        Bearer Shares                                          960,908      0.2
        Manufacturer of agricultural machines,
        special vehicles, fruit juice equipment
        and plastics machines.
        (cost $798,266)
 4,800  GEORG FISCHER AG
        Registered Shares                                    1,623,062      0.3
        A mechanical engineering group that is a
        market leader in vehicle engineering and
        pipeline systems.
        (cost $1,504,822)
 6,000  MIKRON HOLDING AG
        Registered Shares                                    1,198,952      0.3
        Machine tools and milling machine
        producer.
        (cost $773,404)
 2,000  RIETER HOLDING AG
        Registered Shares                                    1,222,974      0.3
        Leading supplier of spinning machinery
        for the textile industry.
        (cost $682,620)

                                                                         Percent
No. of                                                       Value        of Net
Shares         Security                                    (Note A)       Assets
--------------------------------------------------------------------------------

 1,200  SAURER GRUPPE HOLDING
        Registered Shares                                   $  716,314      0.1%
        Machinery maker with dominant
        market share.
        (cost $476,185)
 1,200  SCHINDLER HOLDING AG
        Participation Certificates                           1,921,817      0.4
        One of the world's largest elevator
        companies and a leading Swiss
        machinery enterprise.
        (cost $1,321,735)
 1,500  SIG SCHWEIZERISCHE INDUSTRIE-
        GESELLSCHAFT HOLDING AG
        Registered Shares                                      884,473      0.2
        Medium-sized machinery manufacturer
        with interests in the packaging, defense
        and railway industries.
        (cost $948,787)
                                                           -----------     ----
                                                             8,528,500      1.8

        MISCELLANEOUS INDUSTRIES - 1.9%

 3,800  ALUSUISSE-LONZA GROUP LTD
        Registered Shares                                    4,426,003      0.9
        A major aluminum producing and
        processing company.
        (cost $2,765,161)
 1,000  GRETAG-MACBETH HOLDING AG
        Registered Shares                                      360,341      0.1
        Offers a spectrum of benchtop and portable
        color measurement instrumentation, color
        formulation and color quality control
        systems, densitometers and visual color
        standards.
        (cost $357,203)
 6,000  HUBER & SUHNER AG
        Registered Shares                                    2,031,011      0.4
        Manufactures a wide range of products,
        extending from cables for energy and
        electrical transmission to special
        products such as rubber.
        (cost $1,904,277)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)                            December 31, 1998

                                                                         Percent
No. of                                                       Value        of Net
Shares         Security                                    (Note A)       Assets
--------------------------------------------------------------------------------
       COMMON STOCKS AND WARRANTS - (CONTINUED)

       MISCELLANEOUS INDUSTRIES - (CONTINUED)

 1,500  KOMAX HOLDING AG
        Registered Shares                                   $  753,440      0.1%
        World leading manufacturer of wire
        processing machines.
        (cost $604,653)

 2,200  PHOENIX MECANO AG
        Bearer Shares                                        1,321,249      0.3
        Leading Swiss packaging manufacturer
        for the mechanical engineering and
        electronics industry.
        (cost $1,032,220)
 1,200  STRAUMANN HOLDING AG
        Registered Shares**                                    262,066      0.1
        Develops, produces and sells surgical
        implants and instruments for dental,
        medicine, jaw and face surgery.
        (cost $342,055)

                                                           -----------     ----
                                                             9,154,110      1.9

        MISCELLANEOUS SERVICES - 3.5%

16,000  ADECCO SA*
        Bearer Shares                                        7,302,905      1.6
        Leading personnel and temporary
        employment company.
        (cost $5,527,562)
 2,500  COMPAGNIE FINANCIERE RICHEMONT AG
        Bearer Shares                                        3,534,251      0.7
        Investment company with principal
        interests in luxury goods and tobacco.
        (cost $1,622,497)
   700  KUONI TRAVEL HOLDING LTD.
        Registered Shares                                    2,777,171      0.6
        Leader in the Swiss travel and tourism
        sector with subsidiaries in the United
        Kingdom, Germany, France and Austria.
        (cost $1,525,845)


No. of                                                       Value        of Net
Shares         Security                                    (Note A)       Assets
--------------------------------------------------------------------------------

 2,400  MOEVENPICK HOLDING LTD.
        Bearer Shares                                      $ 1,341,778      0.3%
        Through its subsidiaries, invests in the
        hotel and restaurant business worldwide.
        Also produces food items under the
        Moevenpick name, including ice cream,
        coffee, salmon and jams.
        (cost $829,529)
 5,000  PUBLIGROUPE LTD.
        Participation Certificates                           1,528,718      0.3
        Largest Swiss advertising intermediary.
        (cost $1,049,456)
                                                           -----------     ----
                                                            16,484,823      3.5

        PHARMACEUTICALS - 15.4%

 2,200  ARES SERONO SA
        Bearer Shares                                        3,484,895      0.7
        Develops and markets pharmaceutical
        and diagnostic products, and is the
        worldwide market leader in pharmaceutical
        products for the treatment of infertility.
        (cost $2,486,633)
 5,650  ROCHE HOLDINGS AG*
        Dividend Rights Certificates                        68,933,537     14.7
        Worldwide pharmaceutical company.
        (cost $15,895,280)
                                                           -----------     ----
                                                            72,418,432     15.4

       RETAILERS - 1.2%

 2,500 BON APPETIT HOLDING
       Registered Shares                                     1,363,107      0.3
       Swiss market leader that operates
       "Cash and Carry."
       (cost $1,008,766)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (concluded)                            December 31, 1998

                                                                         Percent
No. of                                                       Value        of Net
Shares         Security                                    (Note A)       Assets
--------------------------------------------------------------------------------
        COMMON STOCKS AND WARRANTS - (CONTINUED)

        RETAILERS - (CONTINUED)

 1,500  JELMOLI HOLDING LTD.
        Bearer Shares                                      $ 1,681,590      0.4%
        Operates a network of retail/service
        outlets throughout Switzerland,
        including local dry cleaners, auto body
        shops, opticians, interior decorators,
        travel agencies, restaurants,
        pharmacies and retailers.
        (cost $888,220)
 5,000  USEGO-HOFER CURTI AG
        Registered Shares                                    1,037,344      0.2
        Wholesales and distributes food
        products to its own stores,
        independent retailers and franchise
        shops throughout Switzerland
        and Austria.
        (cost $1,105,446)
 6,000  VALORA HOLDINGS AG
        Registered Shares                                    1,622,625      0.3
        Operates restaurants, food vending
        machines and specialty retail stores.
        (cost $1,369,815)
                                                           -----------     ----
                                                             5,704,666      1.2
        TELECOMMUNICATIONS - 0.8%

 9,000  SWISSCOM AG
        Registered Shares**                                  3,767,198      0.8
        Operates public telecommunication
        networks and offers network application
        services.
        (cost $2,818,090)
                                                           -----------     ----
                                                             3,767,198      0.8

No. of                                                       Value        of Net
Shares         Security                                    (Note A)       Assets
--------------------------------------------------------------------------------
        TRANSPORT - 0.1%

 2,500  SAIRGROUP
        Registered Shares                                  $   620,587      0.1%
        Switzerland's largest airline company.
        (cost $463,168)
                                                           -----------     ----
                                                               620,587      0.1
        TOTAL COMMON STOCKS
        (Cost $167,599,717)                                452,631,484     96.3
                                                           -----------     ----
        BONDS - 0.3%

 1,600  SWISSAIR CONVERTIBLE BOND, 0.25%
        07/08/02
        (Cost $1,255,166)                                    1,297,867      0.3
                                                           -----------     ----
        TOTAL BONDS
        (Cost $1,255,166)                                    1,297,867      0.3
                                                           -----------     ----
        TOTAL INVESTMENTS
        (Cost $168,854,883)***                             453,929,351     96.6

        OTHER ASSETS IN EXCESS OF LIABILITIES               15,986,477      3.4
                                                           -----------     ----
        NET ASSETS APPLICABLE TO
        24,642,032 SHARES OF
        COMMON STOCK OUTSTANDING                          $469,915,828    100.0%
                                                           ===========    =====

        NET ASSET VALUE PER SHARE
        ($469,915,828 4 24,642,032)                             $19.07
                                                                 =====
--------------------------------------------------------------------------------
*   One of the ten largest portfolio holdings.
**  Non-Income producing security.
*** Aggregate cost for federal tax purposes was $168,883,300
    Descriptions of the companies have not been audited by Deloitte & Touche
    LLP.

   See Notes to the Financial Statements.

                         THE SWISS HELVETIA FUND, INC.
-----------------------------------------------------------------------------------------------------------
Statement of Operations                   For the Year Ended December 31, 1998

INVESTMENT INCOME:
     Dividends (Less foreign taxes withheld of $864,025) ...................................   $  5,041,290
     Interest ..............................................................................         52,555
                                                                                               ------------
       Total income ........................................................................      5,093,845
                                                                                               ------------
EXPENSES:
     Investment advisory fee ...............................................................      3,563,487
     Administration fee ....................................................................        437,159
     Directors' fees and related expenses ..................................................        221,842
     Custodian fees ........................................................................        213,178
     Professional fees .....................................................................        165,861
     Accounting fee ........................................................................        131,254
     Miscellaneous .........................................................................        110,860
     Printing and postage ..................................................................         88,295
     Franchise fee .........................................................................         70,691
     Transfer agent fee ....................................................................         60,847
                                                                                               ------------
       Total expenses ......................................................................      5,063,474
                                                                                               ------------
Net investment income ......................................................................         30,371
                                                                                               ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
     Net realized gain from security transactions ..........................................     23,170,402
     Net realized foreign exchange gain ....................................................      2,462,144
     Change in unrealized appreciation/depreciation of investments .........................     63,014,424
     Change in unrealized appreciation/depreciation on translation of assets and liabilities
       denominated in foreign currency .....................................................        (14,447)
                                                                                               ------------
     Net gain on investments ...............................................................     88,632,523
                                                                                               ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................................   $ 88,662,894
                                                                                               ============

-----------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

                         THE SWISS HELVETIA FUND, INC.
-----------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                                                      For the Year Ended December 31,
                                                                      -------------------------------
                                                                           1998              1997
-----------------------------------------------------------------------------------------------------
Increase/(Decrease) in Net Assets:
Operations:
     Net investment income/(expenses in excess of income) .........  $      30,371    $    (491,809)
     Net realized gain from security transactions .................     23,170,402        9,867,108
     Net realized foreign exchange gain/(loss) ....................      2,462,144         (430,653)
     Change in unrealized appreciation/depreciation of investments.     63,014,424      110,377,806
     Change in unrealized depreciation on translation of
       assets and liabilities denominated in foreign currency .....        (14,447)         (10,258)
                                                                     -------------    -------------
     Net increase in net assets resulting from operations .........     88,662,894      119,312,194
                                                                     -------------    -------------
Dividends to Shareholders from:
     Net investment income: .......................................     (1,651,016)         (25,030)
     Capital Gains Distribution: ..................................    (23,126,547)     (10,580,024)
                                                                     -------------    -------------
       Total distributions to shareholders ........................    (24,777,563)     (10,605,054)
                                                                     -------------    -------------
Capital Share Transactions:
     Value of shares issued in reinvestment .......................           --          1,315,515
                                                                     -------------    -------------
     Total increase from capital share transactions ...............           --          1,315,515
                                                                     -------------    -------------
     Total increase in net assets .................................     63,885,331      110,022,655
Net Assets:
     Beginning of year ............................................    406,030,497      296,007,842
                                                                     -------------    -------------
     End of year ..................................................  $ 469,915,828    $ 406,030,497
                                                                     =============    =============
---------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

                         THE SWISS HELVETIA FUND, INC.
---------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                       For the Year Ended December 31,
                                                     ----------------------------------------------------------------------------
                                                           1998           1997            1996           1995             1994
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE1:
  NET ASSET VALUE AT BEGINNING OF YEAR ............. $      16.48     $     12.07     $     12.28     $      9.90     $     10.48
                                                     ------------     -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ............................        0.004           (0.02)           0.05            0.03            0.02
  Net realized and unrealized gain on investments 2          3.60            4.86            0.12            3.41            0.06
                                                     ------------     -----------     -----------     -----------     -----------
  Total from Investment Operations .................         3.60            4.84            0.17            3.44            0.08
                                                     ------------     -----------     -----------     -----------     -----------
  Capital charge resulting from the issuance
    of fund shares .................................         --              --              --             (0.73)          (0.03)
                                                     ------------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS:
  Dividends from net investment income .............        (0.07)        --                (0.05)          (0.03)          (0.13)
  Distributions from net realized
    capital gains ..................................        (0.94)          (0.43)          (0.33)          (0.30)          (0.50)
                                                     ------------     -----------     -----------     -----------     -----------
  Total distributions ..............................        (1.01)          (0.43)          (0.38)          (0.33)          (0.63)
                                                     ------------     -----------     -----------     -----------     -----------
  Net asset value at end of year ................... $      19.07     $     16.48     $     12.07     $     12.28     $      9.90
                                                     ============     ===========     ===========     ===========     ===========

  Market value per share, end of year .............. $      16.00     $     13.72     $      9.94     $     10.63     $      9.44
                                                     ============     ===========     ===========     ===========     ===========

TOTAL INVESTMENT RETURN3:
  Based on market value per share ..................        22.29%          42.67%          (2.93)%         16.30%         (10.67)%
  Based on net asset value per share ...............        21.37%          41.10%           1.98%          26.28%           1.47%
RATIOS TO AVERAGE NET ASSETS:
  Expenses .........................................         1.09%           1.17%           1.22%           1.38%           1.57%
  Net investment income/(expenses
    in excess of income) ...........................         0.01%          (0.14)%          0.25%           0.27%           0.02%
SUPPLEMENTAL DATA:
  Net assets at end of year(000) ................... $    469,916     $   406,030     $   296,008     $   301,204     $   181,795
  Average net assets during year (000) ............. $    464,967     $   354,923     $   306,069     $   231,234     $   184,112
  Portfolio turnover rate ..........................           13%             13%             19%             10%             28%


-------------------
1 Per share amounts for the years ended December 31, 1994 through December 31,
  1997 have been restated to reflect 2:1 stock split effective October 16, 1998. 2 Includes net realized currency gain.
3 Total investment return based on market value differs from total investment return based on net asset value due to changes in the relationship between the Fund's market price and its net asset value per share.
4  Less than $0.01 per share.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Notes to Financial Statements

A. SIGNIFICANT ACCOUNTING POLICIES - The Swiss Helvetia Fund, Inc. (the "Fund") which was incorporated in Delaware on October 24, 1986 and began operations August 27, 1987, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end Investment Management Company. Its objective is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies.

   When preparing the Fund's financial statements, management makes estimates and assumptions in accordance with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. Under certain circumstances, it is necessary to reclassify prior year information in order to conform to the current year's presentation. The Fund's significant accounting policies are:

   SECURITY VALUATION - The Fund states its investments at value. The Fund values a security that is traded on the Swiss stock exchange at the last sales price on the day of valuation. If there is no sales price available, the Fund values the security at the mean between the closing bid and asked prices for that day. A security that is not traded on the Swiss stock exchange is valued at the mean between the current bid and asked prices. If bid and asked prices are not available, the Fund uses a fair value that is determined in good faith by or under the direction of the Fund's Board of Directors.

   SECURITIES TRANSACTIONS AND INVESTMENT INCOME - The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. The Fund records Swiss withholding tax as an expense, net of an amount receivable from Swiss tax authorities in accordance with a tax treaty.

FOREIGN CURRENCY TRANSLATION - The Fund's books and records are maintained in U.S. dollars. The Fund translates Swiss franc amounts into U.S. dollars based on the following criteria.

   o The Fund adjusts asset and liability accounts to reflect the current exchange rate at the end of the period.

   o The Fund includes in the period's net realized foreign exchange gain, the exchange gain or loss that occurs due to exchange rate changes from the time an income or expense amount is accrued and the time it is realized.

   o The Fund records securities at cost based upon exchange rates at the time that Swiss francs are purchased or received. Exchange rates are identified on a first-in, first-out basis.

   It is not practical for the Fund to distinguish the portion of its operation results that occur due to exchange rate changes from the fluctuations that occur due to market price changes.

   FEDERAL INCOME TAXES - The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

   The Fund declares and pays dividends from net investment income annually, and records distributions of capital gains on the ex-dividend date. The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

B. INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES-Hottinger Capital Corp. ("HCC"), which is owned jointly by Hottinger U.S., Inc. and Hottinger & Cie (Zurich), is the Fund's investment advisor. As compensation for its advisory services, the Fund pays HCC an annual fee based on the Fund's month-end net assets. This fee is calculated and paid monthly at the following annual rates. 1.00% of the first $60 million, 0.90% of the next $40 million,

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS                                        (concluded)

   0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, and 0.50% of the amount over $600 million. For the year ended December 31, 1998, advisory fees were $3,563,487 of which $299,765 was payable at the end of the period. The Fund paid Hottinger & Cie $60,450 in brokerage commissions for the year ended December 31, 1998.

   Investment Company Capital Corp. ("ICC"), a subsidiary of Bankers Trust Corporation, is the Fund's administrator. As compensation for its administrative services, the Fund pays ICC an annual fee based on the Fund's average monthly net assets. This fee is calculated weekly and paid monthly at the following annual rates: 0.20% of the first $75 million, 0.15% of the next $75 million, 0.10% of the next $75 million, 0.05% of the next $275 million, and 0.03% of the amount over $500 million.

   Certain officers and/or directors of the Fund are officers and/or directors of HCC, Hottinger U.S., Inc., Hottinger & Cie and/or ICC.

   PFPC Trust Company is the Fund's custodian and PFPC, Inc. is the Fund's transfer agent. Both organizations are wholly owned indirect subsidiaries of PNC Bank Corp. PFPC Trust Company and the Fund have entered into an agreement with Credit Suisse First Boston that provides for the custody of Swiss securities that the Fund holds.

C. CAPITAL SHARE TRANSACTIONS - The Fund is authorized to issue up to 50 million shares of $.001 par value capital stock. HCC owned 28,810 of the 24,642,032 shares outstanding on December 31, 1998.

D. DIRECTORS' FEES - The Fund pays each director who is not affiliated with the Fund, its investment advisor or administrator approximately $8,200 per annum in compensation, except for the Chairman of the Audit Committee, who receives an annual fee of approximately $9,025. In addition, each unaffiliated director receives $750 for each attended directors' meeting, $750 for each committee meeting attended, if it is held separately, and reimbursement for out-of-pocket expenses in conjunction with attendance at meetings. Accrued directors' fees were $93,818 at December 31, 1998.

E. INVESTMENT TRANSACTIONS - Excluding short-term obligations, purchases of investment securities aggregated $60,055,200 and sales of investment securities aggregated $97,649,044 for the year ended December 31, 1998. At December 31, 1998 the payable for securities purchased amounted to $237,144.

   On December 31, 1998, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $285,288,859, aggregate gross unrealized depreciation of all securities in which there is an excess of tax cost over value was $214,391 and net unrealized appreciation was $285,074,468.

F. FEDERAL INCOME TAX INFORMATION - Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, a permanent book/tax difference of $2,359,427 has been reclassified between net investment income and undistributed net realized gain from security transactions, respectively. These reclassifications have no effect on net assets or net asset values per share.

G. NET ASSETS - At December 31, 1998, net assets consisted of:

   Paid-in capital .......................................    $ 183,587,582
   Undistributed net investment income ...................         (738,782)
   Undistributed net realized gain
     from security transactions ..........................          544,781
   Unrealized appreciation of investments ................      285,074,468
   Unrealized currency translation loss ..................          (29,785)
                                                              -------------
                                                              $ 469,915,828
                                                              =============

H. SUBSEQUENT EVENT - On February 5, 1999, the Fund's Board of Directors authorized the Fund to repurchase up to 1,000,000 shares of its Common Stock in open market purchases. The Board of Directors also declared a long-term capital gains distribution in the amount of $0.025 per share and an income distribution in the amount of $0.03 per share for the remainder of the calendar year 1998. The distributions will be paid on February 23, 1999 to shareholders of record on February 16, 1999. The ex-date is February 11, 1999.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholders,
The Swiss Helvetia Fund, Inc.:

We have audited the accompanying statement of net assets of the The Swiss Helvetia Fund, Inc. as of December 31, 1998, and the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Swiss Helvetia Fund, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Princeton, New Jersey
February 2, 1999
(February 5, 1999 as to Note H)

ADDITIONAL INFORMATION (UNAUDITED)

This report is sent to the stockholders of The Swiss Helvetia Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

STOCK REPURCHASE PROGRAM

On February 5, 1999, the Fund announced that its Board of Directors had authorized the Fund to repurchase up to 1,000,000 shares of its common stock in open market purchases to be effected on the New York Stock Exchange. The Board of Directors and Management expect to make these purchases from time to time during 1999. The principal purpose of the repurchases is to enhance stockholder value by increasing the Fund's net asset value per share without creating a meaningful adverse effect upon the Fund's expense ratio. This may also have the effect of temporarily reducing the current discount of approximately 18 percent.

--------------------------------------------------------------------------------
Notice is hereby given in accordance with section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its Common Stock in the open market in addition to the above program.
--------------------------------------------------------------------------------

CODE OF ETHICS

The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to provisions of the Investment Company Act of 1940. The Codes of Ethics apply to the personal investing activities of various individuals including directors and officers of the Fund and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in managing the Fund's portfolio, who help execute the portfolio manager's decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

The fundamental principle of the Codes of Ethics is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are therefore required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in a manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.
                                       19
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                        THE SWISS HELVETIA FUND, INC.
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ADDITIONAL INFORMATION (UNAUDITED) (CONCLUDED)

Portfolio managers and other individuals with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund effects a trade in the same or a similar security. They are also prohibited from engaging in short term trading of Swiss equity or equity linked securities. Additionally, the Fund's portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity linked securities and other covered individuals must obtain prior clearance before doing so.

Any individual who violates the provisions of the Codes is required to reverse the transaction and to turn over any resulting profits to the Fund.

The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

DISTRIBUTIONS

The following information summarizes all distributions declared by the Fund during the year ended December 31, 1998.

Domestic Ordinary Income                         .037
Foreign Source Income                            .068
                                                ------
   Total Ordinary Income                         .105
                                                ======
Long-Term Capital Gains                          .900
                                                ------
   Total Distributions                          1.005
                                                ======
Foreign Tax Paid or Withheld                     .035

The foreign taxes paid or withheld per share represent taxes incurred by the Fund on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

                                       20
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                        THE SWISS HELVETIA FUND, INC.
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DIVIDEND REINVESTMENT PLAN

THE PLAN

     The Swiss Helvetia Fund's (the "Fund") Dividend Reinvestment Plan offers you a convenient way to invest your income dividends and capital gains distributions in additional shares of the Fund's common stock thereby increasing your holdings of the Fund's shares. Participation in the Plan does not alter the normal federal, state and local income tax consequences associated with income dividends and capital gains distributions.

     The Plan is designed to allow all stockholders an opportunity to participate. Some of the Plan features are:

1. Dividend reinvestment automatically increases the number of shares you own.

2. Dividends and distributions are in additional shares at the lower of net asset value or market price.

3. Shares purchased through the Plan are recorded in your account providing protection against theft or destruction of share certificates.

4. You may terminate your Plan account at any time.

     Not all brokerage firms holding shares in brokerage accounts permit participation in dividend reinvestment plans such as the Plan, and even if your brokerage firm does permit such participation, you may not be able to transfer such shares to another broker who does not permit such participation. You are encouraged to contact your brokerage firm to determine any restrictions upon participation.

HOW DO I ENROLL IN THE PLAN?

     To participate in the Fund's Dividend Reinvestment Plan, please contact your broker or PFPC, Inc.

     To start the Plan with a specific dividend, please forward the form to your broker or PFPC 10 days prior to the record date for that dividend.

HOW DOES THE PLAN WORK?

     When a dividend is declared, non-participants in the Plan will receive cash. Plan participants will receive the equivalent in shares of the Fund valued at the lower of the market price or net asset value as described below. 1. Whenever net asset value is equal to or less than market price by no more than 5% at the time of valuation, you will be issued shares at net asset value.

2. If the net asset value is less than 95% of the market price on the valuation date, you will be issued shares at 95% of the market price of shares on the valuation date.

3. If net asset value exceeds the market price of shares on the valuation date, PFPC, as agent for the participants, will buy shares on the open market on the New York Stock Exchange or elsewhere, for your account.

     If, before PFPC has completed its purchase, the market price exceeds the net asset value of shares, the average per share purchase price paid by PFPC may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

WILL THE ENTIRE AMOUNT OF MY DISTRIBUTION BE REINVESTED?

     As a Plan participant, the entire amount of your distribution will be reinvested. For any balance that is insufficient to purchase a whole share, the amount will be credited to your account in fractional shares.

WILL STOCK CERTIFICATES BE ISSUED FOR TRANSACTIONS IN THE PLAN?

     You will be issued a stock certificate upon request.

IS THERE ANY CHARGE TO PARTICIPATE IN THE PLAN?

     There is no charge to participants for reinvesting dividends or distributions. PFPC's fee for handling the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charge to stockholders for shares issued directly by the Fund as a result of dividends or distributions payable either in stock or cash. Each participant, however, will pay a pro rata share of brokerage commissions incurred with respect to PFPC's open market purchases in connection with the reinvestment of dividends or distributions.

HOW CAN I DISCONTINUE MY PARTICIPATION IN THE PLAN?

     You may terminate your account under the Plan by notifying PFPC in writing. Upon termination, you will receive a certificate for the number of shares held in the Plan.

WHERE CAN I DIRECT MY QUESTIONS AND CORRESPONDENCE?

     Questions and correspondence concerning the Plan should be directed to:

     PFPC, Inc.
     P.O. Box 8950
     Wilmington, Delaware, 19899
     1-800-852-4750

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